                                                  EXHIBIT 23


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------



As independent public accounts, we hereby consent to the incorporation of our report dated May 16, 1997 included in this Form 11-K into Yankee Energy System, Inc. 401(k) Employee Stock
Ownership Plan's previously filed Registration Statement File No.
38-52077.


                         /s/ Arthur Andersen LLP


Hartford, Connecticut
June 27, 1997